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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    December 31, 2001
                                                 ---------------------------


                          TEMPLEMORE ACQUISITION CORP.
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              (Exact name of registrant as specified in its charter)


Delaware                             0 - 25611                   33-0889198
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)


      6081 No. 3 Road, Suite 610, Richmond, B.C., Canada          V6Y 2B2
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


Registrant's telephone number, including area code:   (604) 713-8665
                                                   ---------------------

                    -----------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On September 21, 2001, the Registrant entered into a Securities Purchase Agreement and Plan of Reorganization, which was amended on December 27, 2001, whereby it agreed to exchange 12,897,500 shares of its newly issued Common Stock, par value $.001, for 100% of the outstanding shares of Great Northern Health, Inc., a Nevada corporation engaged in the healthcare business in Canada. The 12,897,500 shares represent direct and beneficial ownership of 80% of the Registrant's total shares outstanding, post-acquisition. On December 27, 2001, the Registrant declared and paid a stock dividend to its pre-closing shareholders of 5.44875 common shares for each of the 500,000 shares held at such date. Accordingly, the Registrant's pre-reorganization shareholders will retain a total of 3,224,375 shares of Common Stock representing 20% of the shares outstanding, post-reorganization.

         The Reorganization was closed on December 31, 2001, and will be accounted for as a reverse merger.

         In connection with this transaction, the Registrant's Directors have resigned and appointed three (3) new directors: Melvin Howard, Chairman, Michael Hopkinson and Al-Karim Alibhai. The new Directors appointed new officers: Melvin Howard, C.E.O.; Robert Patton, President & C.O.O.; and Ian Lambert, Secretary.

         No funds, loans or pledges of any kind were involved in the transaction. This was a stock-for-stock transaction. There are no arrangements, known to the Registrant, the operation of which may, at a subsequent date, result in a change in control of Registrant.

         The principle used to determine the amount of consideration issued was the negotiated fair market value of the securities. There is no material relationship between or among any of the officers, directors, affiliates and shareholders of Great Northern Health, Inc., or their respective associates, and the officers, directors, affiliates and shareholders of the Registrant, or their respective associates.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)-(b)  Financial Statements and Pro Forma Financial Information.
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                  The Registrant intends to file the required financial
statements and pro forma financial information by way of an amendment to this Form 8-K on or before March 18, 2002.

         (c)      Exhibits.
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Amendment No. 1 to Securities Purchase Agreement and Plan of Reorganization,
incorporated by reference from the Registrant's Quarterly Report on Form 10-QSB for the period ended September 30, 2001 as filed with the Commission on January 22, 2002.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TEMPLEMORE ACQUISITION CORP.
                                  (Registrant)


Date:  January 31, 2002                By:/s/   Melvin Howard
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                                                Melvin Howard
                                                Chief Executive Officer